Exhibit 10.1

FIRST AMENDMENT AGREEMENT

This FIRST AMENDMENT AGREEMENT (this “Amendment”) is made as of the 13th day of December, 2010 among:

(a)                                  KRATOS DEFENSE & SECURITY SOLUTIONS, INC., a Delaware corporation (“Borrower”);

(b)                                 the Lenders, as defined in the Credit Agreement, as hereinafter defined; and

(c)                                  KEYBANK NATIONAL ASSOCIATION, as the lead arranger, sole book runner and administrative agent for the Lenders under the Credit Agreement (“Agent”).

WHEREAS, Borrower, Agent and the Lenders are parties to that certain Credit and Security Agreement, dated as of May 19, 2010, that provides, among other things, for loans and letters of credit aggregating Twenty-Five Million Dollars ($25,000,000), all upon certain terms and conditions (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”);

WHEREAS, Borrower, Agent and the Lenders desire to amend the Credit Agreement to modify certain provisions thereof and add certain provisions thereto;

WHEREAS, each capitalized term used herein and defined in the Credit Agreement, but not otherwise defined herein, shall have the meaning given such term in the Credit Agreement; and

WHEREAS, unless otherwise specifically provided herein, the provisions of the Credit Agreement revised herein are amended effective as of the date of this Amendment;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, Agent and the Lenders agree as follows:

1.                                       Amendment to Definitions in the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended to delete the definitions of “Borrowing Base”, “Consolidated EBITDA”, “Consolidated Fixed Charges”, “Non-Transfer Effective Date”, “Revolving Amount”, “Total Commitment Amount” and “Transfer Effective Date” therefrom and to insert in place thereof, respectively, the following:

“Borrowing Base” means an amount equal to the total of the following:

(a)                                  up to eighty-five percent (85%) of the aggregate amount due and owing on Eligible Accounts Receivable of the Borrowing Base Companies; plus

(b)                                 the lesser of (i) up to seventy percent (70%) of the aggregate amount due and owing on Eligible Unbilled Receivables of the Borrowing Base Companies; or (ii) Five Million Dollars ($5,000,000);

(c)                                  the lesser of:

(i)                                     the lesser of (A) up to sixty percent (60%) of the aggregate of the cost or market value (whichever is lower), as determined on an average cost method basis in accordance with GAAP, of the Eligible Inventory of the Borrowing Base Companies, or (B) up to eighty-five percent (85%) of the Appraised Inventory NOLV; or

(ii)                                  Ten Million Dollars ($10,000,000); minus

(d)                                 Reserves, if any;

provided that, anything herein to the contrary notwithstanding, Agent shall at all times have the right to modify or reduce such percentages or dollar amount caps from time to time, in its reasonable credit judgment.

“Consolidated EBITDA” means, for any period, as determined on a Consolidated basis, (a) Consolidated Net Income for such period plus, without duplication, the aggregate amounts deducted in determining such Consolidated Net Income in respect of (i) Consolidated Interest Expense, (ii) Consolidated Income Tax Expense, (iii) Consolidated Depreciation and Amortization Charges, (iv) non-cash losses or charges, (v) losses with respect to Kratos Southeast, Inc. (so long as Kratos Southeast, Inc. is held as a discontinued operation and is sold or otherwise divested on or prior to the last day of the 2010 fiscal year of Borrower) for (A) the 2009 fiscal year of Borrower, and (B) the Quarterly Reporting Periods in 2010 in an aggregate amount not to exceed Two Million Dollars ($2,000,000), and (vi) losses with respect to discontinued operations, in an aggregate amount not to exceed Two Million Dollars ($2,000,000); minus (b) to the extent included in Consolidated Net Income for such period, non-cash gains.

“Consolidated Fixed Charges” means, for any period, as determined on a Consolidated basis, the aggregate, without duplication, of (a) Consolidated Interest Expense, and (b) principal payments on Consolidated Funded Indebtedness (including, without limitation, performance based contingent obligations incurred in connection with one or more Acquisitions, payments on Capitalized Lease Obligations, and excluding optional prepayments of the Revolving Loans).

“Non-Transfer Effective Date” means a date on which either (a) a Default or an Event of Default occurs, or (b) the Revolving Credit Availability becomes less than Seven Million Five Hundred Thousand Dollars ($7,500,000); and each such subsequent date that occurs after a Transfer Effective Date.

“Revolving Amount” means Thirty-Five Million Dollars ($35,000,000), as such amount may be increased up to the Maximum Revolving Amount pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.

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“Total Commitment Amount” means the principal amount of Thirty-Five Million Dollars ($35,000,000), as such amount may be increased pursuant to Section 2.9(b) hereof, or decreased pursuant to Section 2.9(a) hereof.

“Transfer Effective Date” means, after the most recent Non-Transfer Effective Date, the last day of a sixty (60) consecutive day period during which (a) the Revolving Credit Availability shall have been, at all times during such period, greater than Twelve Million Five Hundred Thousand Dollars ($12,500,000), and (b) no Default or Event of Default shall have occurred at any time during such period.

2.                                       Addition to Definitions in the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended to add the following new definition thereto:

“Eligible Unbilled Receivable” means, for any date, an Account of a Borrowing Base Company that, (a) if it had been billed prior to the end of the immediately preceding month, would have met all of the requirements for an Eligible Account Receivable, and (b) is to be billed within ten days after the end of such immediately preceding month.

3.                                       Amendment to Borrowing Covenant Provisions.  Section 5.8 of the Credit Agreement is hereby amended to delete subsection (j) therefrom and to insert in place thereof the following subsection (j), and to add the following new subsection (k) at the end thereof:

(j)                                     other Indebtedness, in addition to the Indebtedness listed above, in an aggregate principal amount for all Companies not to exceed One Hundred Million Dollars ($100,000,000), with respect to (i) Indebtedness incurred in connection with the Senior Notes, (ii) unsecured Subordinated Indebtedness created pursuant to documentation in form and substance reasonably satisfactory to Agent and the Required Lenders, and on terms reasonably satisfactory to Agent and the Required Lenders, and (iii) other unsecured Indebtedness; so long as, in each case, as of the date such additional Indebtedness is incurred, (A) Borrower is in pro forma compliance with Section 5.7 hereof, both before and after giving effect to the incurrence of such Indebtedness, and (B) no Default or Event of Default shall then exist or immediately thereafter shall begin to exist; and

(k)                                  performance based contingent obligations that were incurred in connection with the Acquisition of (i) DEI Services Corporation, in an aggregate amount not to exceed Eight Million Four Hundred Thousand Dollars ($8,400,000), and (ii) SCT Acquisition, LLC (d/b/a Southside Container), in an aggregate amount not to exceed Three Million Five Hundred Thousand Dollars ($3,500,000).

4.                                       Amendment to Schedules to the Credit Agreement.  The Credit Agreement is hereby amended to delete Schedule 1 (Commitments of Lenders) and Schedule 2 (Guarantors of Payment) therefrom and to insert in place thereof a new Schedule 1 and Schedule 2 in the form of Schedule 1 and Schedule 2 hereto.

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5.                                       Closing Deliveries. Concurrently with the execution of this Amendment, Borrower shall:

(a)                                  deliver to Agent, for delivery to KeyBank National Association, a new Revolving Credit Note, in the amount specified in Schedule 1 to the Credit Agreement (after giving effect to this Amendment);

(b)                                 deliver to Agent certified copies of the resolutions of the board of directors of Borrower evidencing approval of the execution and delivery of this Amendment and the execution of any other Loan Documents and Related Writings required in connection therewith;

(c)                                  deliver to Agent an opinion of counsel, in form and substance satisfactory to Agent, indicating that the Obligations incurred by Borrower pursuant to the increase in the Revolving Credit Commitment are permitted to be incurred, and permitted to be secured, pursuant to the Senior Notes Documents;

(d)                                 execute and deliver to Agent, for its sole benefit, the First Amendment Agent Fee Letter, and pay to Agent the fees stated therein;

(e)                                  cause each Guarantor of Payment to execute the attached Guarantor Acknowledgement and Agreement; and

(f)                                    pay all legal fees and expenses of Agent in connection with this Amendment and any other Loan Documents.

6.                                       Representations and Warranties.  Borrower hereby represents and warrants to Agent and the Lenders that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) the officers executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the Organizational Documents of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Default or Event of Default exists, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) each of the representations and warranties contained in the Loan Documents is true and correct in all material respects as of the date hereof as if made on the date hereof, except to the extent that any such representation or warranty expressly states that it relates to an earlier date (in which case such representation or warranty is true and correct in all material respects as of such earlier date); (f) Borrower is not aware of any claim or offset against, or defense or counterclaim to, Borrower’s obligations or liabilities under the Credit Agreement or any Related Writing; and (g) this Amendment constitutes a valid and binding obligation of Borrower, enforceable in accordance with its terms.

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7.                                       Waiver and Release.  Borrower, by signing below, hereby waives and releases Agent, and each of the Lenders, and their respective directors, officers, employees, attorneys, affiliates and subsidiaries, from any and all claims, offsets, defenses and counterclaims, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

8.                                       References to Credit Agreement and Ratification.  Each reference that is made in the Credit Agreement or any other Related Writing to the Credit Agreement shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all terms and provisions of the Credit Agreement are confirmed and ratified and shall remain in full force and effect and be unaffected hereby. This Amendment is a Loan Document.

9.                                       Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

10.                                 Headings.  The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

11.                                 Severability.  Any term or provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the term or provision so held to be invalid or unenforceable.

12.                                 Governing Law.  The rights and obligations of all parties hereto shall be governed by the laws of the State of New York, without regard to principles of conflicts of laws.

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JURY TRIAL WAIVER.  BORROWER, AGENT AND THE LENDERS, TO THE EXTENT PERMITTED BY LAW, EACH HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT AND THE LENDERS, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment as of the date first set forth above.

KRATOS DEFENSE & SECURITY SOLUTIONS, INC.

By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President & Chief Financial Officer

KEYBANK NATIONAL ASSOCIATION,
as Agent and as a Lender

By:	/s/ John P. Dunn
John P. Dunn
Vice President

Signature Page to

First Amendment Agreement

GUARANTOR ACKNOWLEDGMENT AND AGREEMENT

The undersigned consent and agree to and acknowledge the terms of the foregoing First Amendment Agreement dated as of December 13, 2010.  The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment executed by the undersigned are hereby ratified and shall remain in full force and effect and be unaffected hereby.

The undersigned hereby waive and release Agent and the Lenders and their respective directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, offsets, defenses and counterclaims of any kind or nature, absolute and contingent, of which the undersigned are aware or should be aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

JURY TRIAL WAIVER.  THE UNDERSIGNED, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG BORROWER, AGENT, THE LENDERS AND THE UNDERSIGNED, OR ANY THEREOF, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AMENDMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO.

KRATOS PUBLIC SAFETY & SECURITY SOLUTIONS, INC. (F/K/A KRATOS COMMERCIAL SOLUTIONS, INC.)

KRATOS MID-ATLANTIC, INC.

KRATOS SOUTHEAST, INC.

KRATOS TEXAS, INC.

WFI NMC CORP.

SYS

AI METRIX, INC.

POLEXIS, INC.

REALITY BASED IT SERVICES, LTD.

SHADOW I, INC.

SHADOW II, INC.

SHADOW III, INC.

DIGITAL FUSION, INC.

DIGITAL FUSION SOLUTIONS, INC.

SUMMIT RESEARCH CORPORATION

KRATOS GOVERNMENT SOLUTIONS, INC.

DEFENSE SYSTEMS, INCORPORATED

HAVERSTICK CONSULTING, INC.

HGS HOLDINGS, INC.

DTI ASSOCIATES, INC.

HAVERSTICK GOVERNMENT SOLUTIONS, INC.

ROCKET SUPPORT SERVICES, LLC

JMA ASSOCIATES, INC.

MADISON RESEARCH CORPORATION

GICHNER SYSTEMS GROUP, INC.

GICHNER HOLDINGS, INC.

GICHNER SYSTEMS INTERNATIONAL, INC.

CHARLESTON MARINE CONTAINERS INC.

DALLASTOWN REALTY I, LLC

DALLASTOWN REALTY II, LLC

DEI SERVICES CORPORATION

SCT ACQUISITION, LLC

By:	/s/ Deanna H. Lund	By:	/s/ Deanna H. Lund
	Deanna H. Lund		Deanna H. Lund
	Executive Vice President & Chief Financial Officer		Executive Vice President & Chief Financial Officer

KRATOS SOUTHWEST L.P.,
by Kratos Texas, Inc., its general partner

By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President & Chief Financial Officer

Signature Page to

Guarantor Acknowledgment and Agreement

SCHEDULE 1

COMMITMENTS OF LENDERS

LENDERS	COMMITMENT PERCENTAGE	REVOLVING CREDIT COMMITMENT AMOUNT	MAXIMUM AMOUNT

KeyBank National Association	100%	$35,000,000	$35,000,000

Total Commitment Amount			$35,000,000

SCHEDULE 2

GUARANTORS OF PAYMENT

Kratos Public Safety & Security Solutions, Inc. (f/k/a Kratos Commercial Solutions, Inc.), a Delaware corporation

Kratos Mid-Atlantic, Inc. (f/k/a WFI Delaware Inc.), a Delaware corporation

Kratos Southeast, Inc. (f/k/a WFI Georgia Inc.), a Georgia corporation

Kratos Texas, Inc. (f/k/a WFI Texas, Inc.), a Texas corporation

WFI NMC Corp., a Delaware corporation

Kratos Southwest L.P. (f/k/a WFI Southwest LP), a Texas limited partnership

SYS, a California corporation

Ai Metrix, Inc., a Delaware corporation

Polexis, Inc., a California corporation

Reality Based IT Services, Ltd., a Maryland corporation

Shadow I, Inc., a California corporation

Shadow II, Inc., a California corporation

Shadow III, Inc., a California corporation

Digital Fusion, Inc., a Delaware corporation

Digital Fusion Solutions, Inc., a Florida corporation

Summit Research Corporation, an Alabama corporation

Kratos Government Solutions, Inc. (f/k/a WFI Government Services, Inc.), a Delaware corporation

Defense Systems, Incorporated, a Virginia corporation

Haverstick Consulting, Inc., an Indiana corporation

HGS Holdings, Inc., an Indiana corporation

DTI Associates, Inc., a Virginia corporation

Haverstick Government Solutions, Inc., an Ohio corporation

Rocket Support Services, LLC, an Indiana limited liability company

JMA Associates, Inc. (d/b/a TLA Associates), a Delaware corporation

Madison Research Corporation, an Alabama corporation

Gichner Holdings, Inc., a Delaware corporation

Gichner Systems Group, Inc., a Delaware corporation

Gichner Systems International, Inc., a Delaware corporation

Charleston Marine Containers Inc., a Delaware corporation

Dallastown Realty I, LLC, a Delaware limited liability company

Dallastown Realty II, LLC, a Delaware limited liability company

DEI Services Corporation, a Florida corporation